     EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of September, 1999.


                                 /s/ Donald W. Grinter
                                 -----------------------
                                 Donald W. Grinter

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of September, 1999.



                                 /s/ Jean-Pierre M. Ergas
                                 --------------------------
                                 Jean-Pierre M. Ergas

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of September, 1999.



                                 /s/ Willard H. Thompson
                                 -------------------------
                                 Willard H. Thompson

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of September, 1999.



                                 /s/ Richard A. Drexler
                                 ------------------------
                                 Richard A. Drexler

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of September, 1999.



                                 /s/Daniel W. Duval
                                 --------------------
                                 Daniel W. Duval

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of September, 1999.



                                 /s/ James E. Martin
                                 ---------------------
                                 James E. Martin

                               POWER OF ATTORNEY
                               -----------------

The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of September, 1999.



                                 /s/ George W. Peck IV
                                 -----------------------
                                 George W. Peck IV